UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West International Value Fund
(Institutional Class, Investor Class and Class L)
Annual Report
December 31, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective April 27, 2018, LSV Asset Management (“LSV”), joined Massachusetts Financial Services Company (“MFS”) as a sub-adviser to the Great-West International Value Fund.
For the twelve-month period ended December 31, 2019, the Fund (Institutional Class shares) returned 22.43%, relative to a 16.09% return for the MSCI EAFE Value Index, the Fund’s benchmark index.
LSV Commentary
LSV uses a quantitative stock selection process that is based on years of academic research. The LSV sub-advised portion of the Fund will have a deep value orientation and a smaller capitalization bias than the benchmark which complements the other sub-adviser of the Fund.
For the calendar year ended December 31, 2019, the LSV sub-advised portion of the Fund and market rose by around 20% fueled by strong economic data, low interest rates, low unemployment and a bit less concern regarding a global recession. While non-U.S. markets did not rise as much as U.S. equities, the developed markets outside the U.S. also benefitted from rising investor sentiment.
LSV’s focus on cheaper stocks has detracted from relative returns for the year as value stocks underperformed in 2019. However, LSV did perform better than the ‘value style’ index for the year. LSV’s sub-advised portion of the Fund is essentially country neutral compared to the benchmark and the firm prefers to focus on stock selection within the benchmark countries rather than taking on country exposures. The focus on low price/book and price/earnings stocks was out of favor in 2019 through August, but in the final 4 months of the year, value stocks performed much better. Unfortunately, that was not enough to overcome the underperformance of value as a style of the prior 8 months but it certainly narrowed the gap. The LSV sub-advised portion of the Fund’s style (value) and size (smaller) bias were both detractors for the year.
LSV started in 1994 and has been managing quantitative value portfolios across world markets for many years. The firm was founded based on years of academic research that is based on behavioral tendencies of investors and on analyzing financial statements to identify healthy, cheap stocks. LSV believes that investors extrapolate past performance too far into the future and that they are slow to change their mindset about a company. That is why there are glamour stocks and cheap stocks in all markets around the world. LSV uses a rules based, quantitative discipline to rank stocks by country based on their current cheapness and near term appreciation potential. This combination of value and momentum is continually refined and improved by the research team at LSV and international portfolios are constructed so that the overall portfolio has attractive fundamentals and good diversification. LSV will attempt to buy the most attractive stocks in each market in the benchmark based on their model rankings and there will be some limited industry and sector exposures relative to the index but no significant country deviations. The bottom-up stock selection model remains fully-invested and the portfolios will have a discount compared to the benchmark in most valuation metrics.
MFS Commentary
Fading fears of a near-term global recession, the announcement of a partial trade deal between the U.S. and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the U.S. and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.
The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the U.S. Federal Reserve (“Fed”) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed's actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the U.S. Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.
Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.
Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the U.S. and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.
Stock selection in the information technology sector contributed to performance relative to the MSCI EAFE Value Index. Within this sector, the MFS sub-advised portion of the Fund’s holdings of integrated circuits and electronic devices developer Cadence Design Systems, semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), simulation software developer Ansys, system services provider OBIC (Japan) and business system services company Nomura Research Institute (Japan) supported relative results.
Stock selection and, to a lesser extent, an overweight position in the industrials sector also benefited relative performance. Within this sector, the MFS sub-advised portion of the Fund’s overweight position in electrical distribution equipment manufacturer Schneider Electric (France), and holding shares of wiring devices and cable systems manufacturer Legrand (France), helped relative results.
Stock selection in the materials sector bolstered relative performance, led by holdings of fragrance and flavor products manufacturer Givaudan SA (Switzerland).
An underweight position in the energy sector supported relative returns. Here, not holding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) helped relative performance.
Elsewhere, holdings of food company Nestle (Switzerland) strengthened relative returns.

Stock selection in the real estate sector detracted from relative performance, led by the MFS sub-advised portion of the Fund’s overweight position in poor-performing real estate company Deutsche Wohnen (Germany).
Stocks in other sectors that were among the top relative detractors over the reporting period included the timing of the MFS sub-advised portion of the Fund’s ownership in shares of consumer and specialty products maker Henkel (Germany) and tobacco distributor British American Tobacco (United Kingdom). Holding shares of medical electronic equipment manufacturer Nihon Kohden (Japan) and oil and gas reservoir management services company Core Laboratories NV (Netherlands) also weakened relative returns. Additionally, not holding shares of mining operator Rio Tinto (Australia), insurance products and services provider Zurich Insurance Group (Switzerland), electricity and gas distributor Enel (Italy) and global pharma and consumer healthcare products company GlaxoSmithKline PLC (United Kingdom) further detracted from relative results.
The MFS sub-advised portion of the Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the portion of the Fund sub-advised by MFS strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
The views and opinions in this report were current as of December 31, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2019 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	22.43%	N/A	6.53%
Investor Class	22.06%	7.58%	8.87%
Class L	21.80%	7.24%	7.15%
(a) Class L inception date was April 30, 2013.
(b) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2019 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	29.54%
Financial	15.66
Industrial	13.92
Consumer, Cyclical	11.40
Technology	9.30
Basic Materials	8.00
Energy	4.00
Communications	2.75
Utilities	1.68
Government Money Market Mutual Funds	0.37
Diversified	0.19
Short Term Investments	3.19
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2019 to December 31, 2019).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/29/19)	(12/31/19)	(06/29/19–12/31/19)
Institutional Class
Actual	$1,000.00	$1,081.40	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.55
Investor Class
Actual	$1,000.00	$1,079.30	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$5.46
Class L
Actual	$1,000.00	$1,077.90	$6.99
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.79
* Expenses are equal to the Fund's annualized expense ratio of 0.69% for the Institutional Class, 1.06% for the Investor Class and 1.32% for the Class L shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
COMMON STOCK
Basic Materials — 8.12%
35,499	Agnico Eagle Mines Ltd	$ 2,186,446
185,000	Anglo American PLC	5,313,481
28,900	Arkema SA	3,090,219
230,500	BlueScope Steel Ltd	2,441,362
80,800	Boliden AB(a)	2,145,941
44,778	Brenntag AG	2,429,517
54,200	Covestro AG(b)	2,521,944
25,949	Croda International PLC	1,760,970
61,800	Evonik Industries AG	1,887,524
385,500	Fortescue Metals Group Ltd	2,906,035
33,583	Franco-Nevada Corp	3,467,825
6,522	Givaudan SA	20,433,392
631,768	Highland Gold Mining Ltd	1,631,880
85,300	JFE Holdings Inc	1,094,522
55,400	Kaneka Corp	1,774,261
99,700	Kansai Paint Co Ltd	2,435,584
710,000	Kingboard Holdings Ltd	2,251,856
335,700	Mitsubishi Chemical Holdings Corp	2,501,363
162,500	Mitsubishi Gas Chemical Co Inc	2,475,555
120,900	Mitsui Chemicals Inc	2,945,042
105,944	Novozymes A/S Class B	5,184,407
63,800	Rio Tinto Ltd	4,513,850
453,100	St Barbara Ltd	860,864
507,000	Sumitomo Chemical Co Ltd	2,302,067
71,963	Symrise AG	7,563,985
66,300	UPM-Kymmene OYJ	2,300,256
		90,420,148
Communications — 2.79%
1,412,200	BT Group PLC	3,598,205
261,200	KDDI Corp	7,793,261
348,200	Nippon Telegraph & Telephone Corp	8,800,299
127,900	Orange SA	1,879,654
296,000	Telefonica SA	2,069,968
250,600	Television Francaise 1	2,088,836
33,515	Thomson Reuters Corp	2,397,450
19,809	Wix.com Ltd(a)	2,424,225
		31,051,898
Consumer, Cyclical — 10.76%
42,400	Aisin Seiki Co Ltd	1,570,483
9,320	Autoneum Holding AG(c)	1,117,735
410,400	Barratt Developments PLC	4,062,488
39,800	Bayerische Motoren Werke AG	3,259,863
43,953	Cie Financiere Richemont SA	3,434,968
39,702	Cie Generale des Etablissements Michelin SCA	4,885,715
318,302	Compass Group PLC	7,975,155
73,300	Daimler AG	4,052,358
45,500	Daiwabo Holdings Co Ltd(a)	2,791,078
Shares		Fair Value
Consumer, Cyclical — (continued)
89,000	Deutsche Lufthansa AG	$ 1,638,239
929,000	Dixons Carphone PLC	1,773,854
100,600	EDION Corp(a)(c)	1,117,202
85,811	Electrolux AB Series B	2,109,521
714,200	Esprit Holdings Ltd(a)	143,951
35,500	Faurecia SE	1,927,219
132,100	Finnair OYJ	872,071
606,476	Harvey Norman Holdings Ltd	1,732,159
110,800	Honda Motor Co Ltd	3,135,810
204,100	Inchcape PLC	1,907,338
440,100	International Consolidated Airlines Group SA	3,082,697
329,300	ITOCHU Corp	7,632,082
56,500	Japan Airlines Co Ltd	1,759,177
157,600	JTEKT Corp	1,861,746
38,900	Kaufman & Broad SA(a)	1,614,470
1,038,600	Kingfisher PLC	2,988,489
100,100	Kohnan Shoji Co Ltd(a)	2,351,521
4,587	LVMH Moet Hennessy Louis Vuitton SE	2,137,340
346,800	Marubeni Corp	2,562,289
94,900	Mitsubishi Corp	2,514,031
6,450	Pandora A/S	280,584
95,300	Peugeot SA	2,294,564
694,700	Qantas Airways Ltd	3,462,731
366,571	Redrow PLC	3,613,329
32,900	Renault SA	1,562,344
24,800	Rheinmetall AG	2,843,631
45,464	Ryanair Holdings PLC Sponsored ADR(a)	3,983,101
144,300	Showa Corp	2,990,271
204,900	Sumitomo Corp	3,043,450
22,100	Super Retail Group Ltd(a)	156,839
156,700	Teijin Ltd	2,927,493
45,300	USS Co Ltd	856,320
375,200	Volvo AB Class B	6,281,295
136,700	Yamaha Motor Co Ltd	2,738,509
113,500	Yokohama Rubber Co Ltd	2,201,327
856,000	Yue Yuen Industrial Holdings Ltd	2,526,308
		119,773,145
Consumer, Non-Cyclical — 28.83%
58,400	Adecco Group AG	3,692,179
151,644	Amadeus IT Group SA	12,419,209
52,700	Arcs Co Ltd(a)	1,107,263
192,900	Astellas Pharma Inc	3,292,801
230,000	Babcock International Group PLC	1,916,921
132,400	British American Tobacco PLC	5,626,443
137,500	Britvic PLC	1,646,983
69	Chocoladefabriken Lindt & Spruengli AG(c)	535,787
162,759	Colgate-Palmolive Co	11,204,330
127,984	Danone SA	10,628,601
39,672	DENTSPLY SIRONA Inc	2,245,038
325,965	Diageo PLC	13,733,033

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
13,433	EssilorLuxottica SA	$ 2,053,667
183,941	Experian PLC	6,233,101
58,600	Ezaki Glico Co Ltd(a)	2,612,624
437,000	GlaxoSmithKline PLC	10,267,121
86,865	Heineken NV	9,270,961
141,400	Imperial Brands PLC	3,497,928
815,700	Inghams Group Ltd(c)	1,921,958
75,096	Intertek Group PLC	5,817,101
134,100	Ito En Ltd	6,722,193
524,500	J Sainsbury PLC	1,598,647
142,700	Kao Corp(c)	11,769,197
53,622	Kerry Group PLC Class A	6,682,450
80,700	Kobayashi Pharmaceutical Co Ltd	6,835,391
249,600	Koninklijke Ahold Delhaize NV	6,258,098
9,400	Kose Corp	1,370,181
258,480	Leroy Seafood Group ASA	1,720,704
38,324	L'Oreal SA	11,332,742
716,900	Metcash Ltd	1,292,072
131,100	METRO AG	2,109,563
55,200	Morinaga Milk Industry Co Ltd(a)	2,250,713
268,148	Nestle SA	29,031,116
149,000	Nihon Kohden Corp(a)(c)	4,132,269
20,700	Nissin Foods Holdings Co Ltd	1,537,446
80,417	Pernod Ricard SA	14,389,696
106,700	Prima Meat Packers Ltd(a)	2,478,148
46,200	Randstad NV	2,830,925
148,147	Reckitt Benckiser Group PLC	12,031,872
248,377	Rentokil Initial PLC	1,488,346
45,760	Roche Holding AG	14,872,129
138,300	Rohto Pharmaceutical Co Ltd	4,184,955
30,300	Salmar ASA	1,552,760
87,100	Sanofi	8,747,271
364,000	Santen Pharmaceutical Co Ltd	6,931,706
196,800	Scandinavian Tobacco Group A/S(b)	2,400,234
74,600	Secom Co Ltd	6,657,508
3,040	SGS SA	8,325,568
78,900	Shimadzu Corp	2,467,455
22,256	Societa Iniziative Autostradali e Servizi SpA(a)	372,972
44,300	Sohgo Security Services Co Ltd(a)	2,397,734
327,400	Tate & Lyle PLC	3,297,983
125,500	Terumo Corp	4,452,028
993,300	Tesco PLC	3,355,697
148,300	Toyo Suisan Kaisha Ltd	6,297,679
50,000	UCB SA	3,978,747
3,099,500	WH Group Ltd(b)	3,204,803
		321,082,047
Diversified — 0.19%
225,900	CK Hutchison Holdings Ltd	2,154,067
Shares		Fair Value
Energy — 4.05%
1,741,000	Beach Energy Ltd	$ 3,079,396
945,400	BP PLC	5,946,737
48,475	Core Laboratories NV	1,826,053
32,600	Landis+Gyr Group AG	3,388,659
78,000	OMV AG	4,369,956
220,997	Petrofac Ltd	1,126,569
394,400	Repsol SA	6,196,115
256,600	Royal Dutch Shell PLC Class B	7,615,181
189,000	Total SA	10,487,754
351,700	Z Energy Ltd	1,040,962
		45,077,382
Financial — 15.90%
248,600	3i Group PLC	3,615,934
76,500	Aareal Bank AG	2,591,784
160,100	ABN AMRO Bank NV(b)	2,918,050
27,100	Allianz SE	6,640,283
75,900	ASR Nederland NV	2,844,403
126,400	Australia & New Zealand Banking Group Ltd	2,179,891
417,300	Aviva PLC	2,315,706
151,800	AXA SA	4,289,318
615,700	Banco Bilbao Vizcaya Argentaria SA	3,456,757
222,200	Bank Leumi Le-Israel BM	1,620,490
498,400	Bank of Ireland Group PLC	2,743,009
78,400	BNP Paribas SA	4,659,968
212,100	Chiba Bank Ltd(a)	1,219,563
103,000	CNP Assurances	2,052,301
59,900	Credit Agricole SA	871,630
341,800	Credit Suisse Group AG	4,620,342
133,100	Dai-ichi Life Holdings Inc	2,193,525
205,819	Deutsche Wohnen SE	8,372,099
228,500	DNB ASA	4,275,899
27,519	Euronext NV(b)	2,249,411
5,163	Fairfax Financial Holdings Ltd	2,424,310
99,200	Fukuoka Financial Group Inc(a)	1,895,321
580,800	Gunma Bank Ltd	2,037,057
208,000	Hachijuni Bank Ltd	904,728
169,988	Hiscox Ltd	3,204,134
69,600	Hitachi Capital Corp(a)	1,827,378
30,415	Julius Baer Group Ltd	1,567,982
26,400	Jyske Bank A/S(a)	963,348
638,500	Kerry Properties Ltd	2,027,928
26,502	LEG Immobilien AG	3,129,802
1,003,400	Legal & General Group PLC	4,029,411
48,900	Link Administration Holdings Ltd(a)	200,922
4,418,100	Lloyds Banking Group PLC	3,659,490
350,080	Mebuki Financial Group Inc	892,549
210,400	Mediobanca Banca di Credito Finanziario SpA	2,316,628
547,200	Mitsubishi UFJ Financial Group Inc	2,958,347

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Financial — (continued)
354,000	Mitsubishi UFJ Lease & Finance Co Ltd(a)	$ 2,278,943
730,500	Natixis SA	3,254,040
221,800	Nordea Bank Abp	1,794,404
311,600	North Pacific Bank Ltd(a)	694,218
398,200	ORIX Corp	6,598,719
819,600	Resona Holdings Inc	3,572,252
89,600	Shinoken Group Co Ltd	1,058,019
53,400	Societe Generale SA	1,863,561
102,300	Sompo Holdings Inc	4,017,280
810,300	Stockland REIT(a)	2,629,068
117,900	Sumitomo Mitsui Financial Group Inc(c)	4,354,680
266,067	Svenska Handelsbanken AB Class A	2,865,610
7,100	Swiss Life Holding AG	3,561,860
38,400	Swiss Re AG	4,313,953
103,705	Sydbank A/S(c)	2,176,266
96,969	TAG Immobilien AG(a)	2,408,302
639,713	UBS Group AG	8,072,787
986,300	UnipolSai Assicurazioni SpA	2,868,485
319,200	United Overseas Bank Ltd	6,277,589
120,474	Vonovia SE	6,470,611
15,000	Zurich Insurance Group AG	6,152,994
		177,053,339
Industrial — 14.14%
62,100	AGC Inc	2,220,569
814,300	BAE Systems PLC	6,094,805
57,900	Bekaert SA	1,721,185
91,300	bpost SA	1,055,583
115,700	Brother Industries Ltd	2,389,580
2,832,000	China Resources Cement Holdings Ltd	3,605,068
69,600	Cie de Saint-Gobain	2,851,237
183,900	Deutz AG	1,144,488
43,100	Dfds A/S	2,102,644
7,100	Disco Corp	1,667,258
76,576	Epiroc AB Class A	936,468
2,130	Flughafen Zurich AG	388,789
282,300	Fujikura Ltd(a)	1,161,571
118,599	GEA Group AG(a)	3,921,815
5,407	Geberit AG	3,034,849
173,459	Halma PLC	4,855,047
48,579	Hirose Electric Co Ltd	6,209,929
105,400	Hitachi Ltd	4,447,432
335,266	IMI PLC	5,237,002
133,000	Japan Aviation Electronics Industry Ltd	2,683,252
269,400	Kitz Corp	1,896,394
92,500	Komatsu Ltd	2,220,135
458,100	Koninklijke BAM Groep NV(c)	1,386,137
26,300	Krones AG	1,981,744
70,900	Kumagai Gumi Co Ltd	2,156,470
2,319,000	Lee & Man Paper Manufacturing Ltd(c)	1,756,619
122,267	Legrand SA	9,984,837
161,000	Lendlease Group	1,990,526
Shares		Fair Value
Industrial — (continued)
60,000	Makino Milling Machine Co Ltd	$ 2,726,276
42,100	MISUMI Group Inc	1,041,981
174,900	Mitsubishi Electric Corp	2,381,384
140,700	Nikon Corp	1,720,713
73,400	Nippon Electric Glass Co Ltd(c)	1,629,475
31,481	Nordson Corp	5,126,366
408,000	NWS Holdings Ltd	571,838
89,400	Omron Corp	5,210,964
372,100	Royal Mail PLC	1,118,590
117,700	Sandvik AB	2,292,486
9,487	Schindler Holding AG	2,412,556
125,537	Schneider Electric SE	12,897,696
92,300	Signify NV(b)	2,888,892
16,974	Sika AG	3,187,641
221,400	SKF AB Class B	4,482,537
9,700	SMC Corp	4,435,960
119,700	Sodick Co Ltd	1,057,336
94,340	Spectris PLC	3,634,414
69,307	Spirax-Sarco Engineering PLC	8,153,836
34,200	Tsubakimoto Chain Co(a)	1,203,255
4,600	Venture Corp Ltd	55,493
81,519	Wartsila OYJ Abp	901,073
94,600	Wienerberger AG	2,803,513
1,980,000	Xinyi Glass Holdings Ltd	2,623,459
103,200	Yokogawa Electric Corp	1,812,303
		157,471,470
Technology — 9.45%
94,130	Analog Devices Inc	11,186,409
47,104	ANSYS Inc(a)	12,125,041
5,920	ASM International NV(a)	668,208
39,640	Atos SE	3,312,451
256,876	Cadence Design Systems Inc(a)	17,816,919
35,392	Dassault Systemes SE	5,837,066
27,153	Descartes Systems Group Inc(a)	1,160,519
4,800	Dialog Semiconductor PLC(a)	243,780
184,522	Infineon Technologies AG	4,169,175
245,100	Konica Minolta Inc	1,596,603
275,471	Nomura Research Institute Ltd	5,891,231
42,900	Obic Co Ltd	5,778,664
2,174,000	PAX Global Technology Ltd	1,018,373
118,774	Samsung Electronics Co Ltd	5,723,347
31,359	SAP SE	4,220,886
18,800	Siltronic AG	1,888,898
246,881	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	14,343,786
44,674	Texas Instruments Inc	5,731,228
42,700	Ulvac Inc(a)	1,685,117
47,712	WiseTech Global Ltd	783,533
		105,181,234

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Utilities — 1.71%
1,543,900	A2A SpA	$ 2,899,212
203,700	AGL Energy Ltd	2,931,971
1,279,400	Enel SpA(a)	10,163,376
188,200	Engie SA(a)	3,048,540
		19,043,099
TOTAL COMMON STOCK — 95.94% (Cost $999,587,284)		$1,068,307,829
PREFERRED STOCK
Consumer, Cyclical — 0.82%
240,113	Schaeffler AG	2,592,540
33,100	Volkswagen AG	6,515,378
		9,107,918
Consumer, Non-Cyclical — 1.16%
125,632	Henkel AG & Co KGaA	12,977,911
TOTAL PREFERRED STOCK — 1.98% (Cost $26,041,189)		$ 22,085,829
RIGHTS
Energy — 0.02%
394,400	Repsol SA(a)	187,135
TOTAL RIGHTS — 0.02% (Cost $214,101)		$ 187,135
GOVERNMENT MONEY MARKET MUTUAL FUNDS
570,000	BlackRock Liquidity Funds FedFund Institutional Shares(d), 1.52%(e)	570,000
640,000	Fidelity® Investments Money Market Government Portfolio Institutional Class(d), 1.53%(e)	640,000
686,000	Goldman Sachs Financial Square Government Fund Institutional Shares(d), 1.51%(e)	686,000
895,000	Invesco Government & Agency Portfolio Institutional Class(d), 1.51%(e)	895,000
700,000	JPMorgan U.S. Government Money Market Fund Capital Shares(d), 1.50%(e)	700,000
686,000	Morgan Stanley Institutional Liquidity Funds Government Portfolio(d), 1.51%(e)	686,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.37% (Cost $4,177,000)		$ 4,177,000
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 1.61%
$17,900,000	Federal Home Loan Bank 1.17%, 01/02/2020	$ 17,899,428
Repurchase Agreements — 1.63%
1,623,564	Undivided interest of 10.07% in a repurchase agreement (principal amount/value $16,152,649 with a maturity value of $16,154,085) with Credit Agricole Securities (USA) Inc., 1.60%, dated 12/31/19 to be repurchased at $1,623,564 on 1/2/20 collateralized by various U.S. Government Agency securities, 3.00% - 5.00%, 11/1/33 - 8/1/49, with a value of $16,475,702.(d)	1,623,564
5,303,580	Undivided interest of 11.99% in a repurchase agreement (principal amount/value $44,284,997 with a maturity value of $44,288,860) with Scotia Capital (USA) Inc, 1.57%, dated 12/31/19 to be repurchased at $5,303,580 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 6.50%, 9/1/24 - 11/1/49, with a value of $45,174,637.(d)	5,303,580
3,776,397	Undivided interest of 22.56% in a repurchase agreement (principal amount/value $16,756,503 with a maturity value of $16,757,946) with Daiwa Capital Markets America Inc, 1.55%, dated 12/31/19 to be repurchased at $3,776,397 on 1/2/20 collateralized by U.S. Treasury securities, 0.00% - 5.25%, 1/14/20 - 2/15/49, with a value of $17,091,638.(d)	3,776,397

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 2,152,689	Undivided interest of 7.98% in a repurchase agreement (principal amount/value $26,989,456 with a maturity value of $26,991,810) with Bank of Montreal, 1.57%, dated 12/31/19 to be repurchased at $2,152,689 on 1/2/20 collateralized by various U.S. Government Agency securities, 2.50% - 5.00%, 4/20/49 - 12/1/49, with a value of $27,529,245.(d)	$ 2,152,689
5,303,580	Undivided interest of 8.03% in a repurchase agreement (principal amount/value $66,115,552 with a maturity value of $66,121,319) with Citigroup Global Markets Inc, 1.57%, dated 12/31/19 to be repurchased at $5,303,580 on 1/2/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/13/20 - 9/20/69, with a value of $67,437,863.(d)	5,303,580
		18,159,810
TOTAL SHORT TERM INVESTMENTS — 3.24% (Cost $36,059,238)		$ 36,059,238
TOTAL INVESTMENTS — 101.55% (Cost $1,066,078,812)		$1,130,817,031
OTHER ASSETS & LIABILITIES, NET — (1.55)%		$ (17,280,036)
TOTAL NET ASSETS — 100.00%		$1,113,536,995
(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	All or a portion of the security is on loan at December 31, 2019.
(d)	Collateral received for securities on loan.
(e)	Rate shown is the 7-day yield as of December 31, 2019.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Schedule of Investments
As of December 31, 2019
At December 31, 2019, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation
CIT	USD	22,435,447	JPY	2,359,453,000	February 21, 2020	$658,298
GS	USD	2,063,735	JPY	217,012,000	February 21, 2020	60,769
					Net Appreciation	$719,067
Counterparty Abbreviations:
CIT	Citigroup Global Markets
GS	Goldman Sachs
Currency Abbreviations
JPY	Japanese Yen
USD	U.S. Dollar
Summary of Investments by Country as of December 31, 2019.
Country	Fair Value	Percentage of Fund Investments
Japan	$ 253,398,469	22.41%
United Kingdom	161,132,352	14.25
France	134,042,736	11.85
Switzerland	122,145,284	10.80
United States	105,671,569	9.34
Germany	97,332,338	8.61
Netherlands	40,756,319	3.60
Australia	28,569,327	2.53
Spain	24,329,185	2.15
Hong Kong	21,884,269	1.93
Sweden	21,113,858	1.87
Italy	18,620,673	1.65
Taiwan	14,343,786	1.27
Ireland	13,408,560	1.19
Denmark	13,107,484	1.16
Canada	11,636,550	1.03
Norway	7,549,363	0.67
Austria	7,173,469	0.63
Belgium	6,755,515	0.60
Singapore	6,333,082	0.56
Finland	5,867,803	0.52
South Korea	5,723,347	0.51
Israel	4,044,716	0.36
Bermuda	3,204,135	0.28
Russia	1,631,880	0.14
New Zealand	1,040,962	0.09
Total	$1,130,817,031	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2019
Great-West International Value Fund
ASSETS:
Investments in securities, fair value (including $21,190,758 of securities on loan)(a)	$1,112,657,221
Repurchase agreements, fair value(b)	18,159,810
Cash	4,477,322
Cash denominated in foreign currencies, fair value(c)	921,445
Dividends receivable	2,863,768
Subscriptions receivable	761,085
Receivable for investments sold	1,484,066
Unrealized appreciation on forward foreign currency contracts	719,067
Total Assets	1,142,043,784
LIABILITIES:
Payable for director fees	2,807
Payable for distribution fees	2,390
Payable for investments purchased	2,846,833
Payable for other accrued fees	108,140
Payable for shareholder services fees	70,251
Payable to investment adviser	667,353
Payable upon return of securities loaned	22,336,810
Redemptions payable	2,472,205
Total Liabilities	28,506,789
NET ASSETS	$1,113,536,995
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$12,742,798
Paid-in capital in excess of par	1,031,030,989
Undistributed/accumulated earnings	69,763,208
NET ASSETS	$1,113,536,995
NET ASSETS BY CLASS
Investor Class	$216,315,412
Class L	$11,369,731
Institutional Class	$885,851,852
CAPITAL STOCK:
Authorized
Investor Class	65,000,000
Class L	15,000,000
Institutional Class	225,000,000
Issued and Outstanding
Investor Class	19,328,425
Class L	1,043,509
Institutional Class	107,056,050
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$11.19
Class L	$10.90
Institutional Class	$8.27
(a) Cost of investments	$1,047,919,002
(b) Cost of repurchase agreements	$18,159,810
(c) Cost of cash denominated in foreign currencies	$905,105
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2019
Great-West International Value Fund
INVESTMENT INCOME:
Interest	$455,217
Income from securities lending	356,035
Dividends	35,542,385
Foreign withholding tax	(3,443,838)
Total Income	32,909,799
EXPENSES:
Management fees	7,283,321
Shareholder services fees – Investor Class	841,088
Shareholder services fees – Class L	37,655
Audit and tax fees	49,742
Custodian fees	145,928
Director's fees	14,191
Distribution fees – Class L	26,902
Legal fees	9,461
Pricing fees	10,887
Registration fees	66,438
Shareholder report fees	10,026
Transfer agent fees	12,381
Other fees	2,770
Total Expenses	8,510,790
Less amount waived by investment adviser	16,725
Net Expenses	8,494,065
NET INVESTMENT INCOME	24,415,734
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	23,553,703
Net realized loss on forward foreign currency contracts	(187,218)
Net Realized Gain	23,366,485
Net change in unrealized appreciation on investments and foreign currency translations	167,826,188
Net change in unrealized appreciation on forward foreign currency contracts	667,888
Net Change in Unrealized Appreciation	168,494,076
Net Realized and Unrealized Gain	191,860,561
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$216,276,295
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West International Value Fund	2019	2018
OPERATIONS:
Net investment income	$24,415,734	$19,894,854
Net realized gain	23,366,485	226,493,860
Net change in unrealized appreciation (depreciation)	168,494,076	(420,895,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	216,276,295	(174,506,588)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(5,215,720)	(50,137,033)
Class L	(271,624)	(2,593,074)
Institutional Class	(36,036,716)	(199,458,685)
From Net Investment Income and Net Realized Gains	(41,524,060)	(252,188,792)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	69,673,031	107,941,198
Class L	1,377,013	27,365,688
Institutional Class	188,183,695	216,123,549
Shares issued in reinvestment of distributions
Investor Class	5,215,720	50,137,033
Class L	271,624	2,593,074
Institutional Class	36,036,716	199,458,685
Shares redeemed
Investor Class	(129,221,284)	(144,433,304)
Class L	(2,454,363)	(75,475,271)
Institutional Class	(187,015,353)	(292,542,310)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(17,933,201)	91,168,342
Total Increase (Decrease) in Net Assets	156,819,034	(335,527,038)
NET ASSETS:
Beginning of year	956,717,961	1,292,244,999
End of year	$1,113,536,995	$956,717,961
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	6,716,079	7,997,280
Class L	136,173	2,041,712
Institutional Class	24,344,530	19,900,891
Shares issued in reinvestment of distributions
Investor Class	467,257	5,338,319
Class L	24,978	269,883
Institutional Class	4,353,278	28,325,074
Shares redeemed
Investor Class	(12,239,348)	(10,551,078)
Class L	(243,172)	(5,956,126)
Institutional Class	(23,615,977)	(26,106,474)
Net Increase (Decrease)	(56,202)	21,259,481
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$ 9.39	0.21	1.86	2.07	(0.14)	(0.13)	(0.27)	$11.19	22.06%
12/31/2018	$14.24	0.21	(2.45)	(2.24)	(0.17)	(2.44)	(2.61)	$ 9.39	(15.57%)
12/31/2017	$11.71	0.13	2.95	3.08	(0.14)	(0.41)	(0.55)	$14.24	26.47%
12/31/2016	$11.56	0.12	0.34	0.46	(0.08)	(0.23)	(0.31)	$11.71	3.88%
12/31/2015	$11.08	0.15	0.57	0.72	(0.09)	(0.15)	(0.24)	$11.56	6.45%
Class L
12/31/2019	$ 9.16	0.17	1.84	2.01	(0.14)	(0.13)	(0.27)	$10.90	21.80%
12/31/2018	$13.82	0.18	(2.40)	(2.22)	(0.00) (d)	(2.44)	(2.44)	$ 9.16	(15.91%)
12/31/2017	$11.38	0.09	2.87	2.96	(0.11)	(0.41)	(0.52)	$13.82	26.14%
12/31/2016	$11.21	0.15	0.25	0.40	-	(0.23)	(0.23)	$11.38	3.50%
12/31/2015	$10.80	0.02	0.64	0.66	(0.10)	(0.15)	(0.25)	$11.21	6.07%
Institutional Class
12/31/2019	$ 7.04	0.18	1.40	1.58	(0.22)	(0.13)	(0.35)	$ 8.27	22.43%
12/31/2018	$11.51	0.20	(1.98)	(1.78)	(0.25)	(2.44)	(2.69)	$ 7.04	(15.30%)
12/31/2017	$ 9.57	0.14	2.42	2.56	(0.21)	(0.41)	(0.62)	$11.51	26.93%
12/31/2016	$ 9.53	0.13	0.28	0.41	(0.14)	(0.23)	(0.37)	$ 9.57	4.26%
12/31/2015 (e)	$10.00	0.06	(0.27)	(0.21)	(0.11)	(0.15)	(0.26)	$ 9.53	(2.12%) (f)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Investor Class
12/31/2019	$216,315	1.06%	1.06%	2.02%	24%
12/31/2018	$228,890	1.07%	1.06%	1.53%	76%
12/31/2017	$307,599	1.06%	1.04%	1.00%	14%
12/31/2016	$296,643	1.08%	1.08%	0.98%	22%
12/31/2015	$307,269	1.10%	1.10%	1.30%	29%
Class L
12/31/2019	$ 11,370	1.48%	1.32%	1.69%	24%
12/31/2018	$ 10,315	1.40%	1.32%	1.36%	76%
12/31/2017	$ 65,907	1.38%	1.34%	0.64%	14%
12/31/2016	$ 5,603	1.41%	1.41%	1.31%	22%
12/31/2015	$ 8,073	1.63%	1.45%	0.19%	29%
Institutional Class
12/31/2019	$885,852	0.69%	0.69%	2.32%	24%
12/31/2018	$717,513	0.71%	0.71%	1.86%	76%
12/31/2017	$918,739	0.71%	0.71%	1.30%	14%
12/31/2016	$673,654	0.72%	0.72%	1.32%	22%
12/31/2015 (e)	$572,020	0.72% (h)	0.72% (h)	0.88% (h)	29%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Institutional Class inception date was May 1, 2015.
(f)	Not annualized for periods less than one full year.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West International Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2019

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Rights	Exchange traded close price, bids and evaluated bids.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector, industry or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2019

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 138,164,673	$ 930,143,156	$ —	$ 1,068,307,829
Preferred Stock	—	22,085,829	—	22,085,829
Rights	187,135	—	—	187,135
Government Money Market Mutual Funds	4,177,000	—	—	4,177,000
Short Term Investments	—	36,059,238	—	36,059,238
Total investments, at fair value:	142,528,808	988,288,223	0	1,130,817,031
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	719,067	—	719,067
Total Assets	$ 142,528,808	$ 989,007,290	$ 0	$ 1,131,536,098
(a)	Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation/(depreciation), which represents the change in the contract’s value from trade date
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2019

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	2019	2018
Ordinary income	$25,339,469	$21,091,627
Long-term capital gain	16,184,590	231,097,165
	$41,524,059	$252,188,792
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	9,155,653
Net unrealized appreciation on foreign currency	7,228
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	60,600,327
Tax composition of capital	$69,763,208
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:
Federal tax cost of investments	$1,070,935,771
Gross unrealized appreciation on investments	155,253,099
Gross unrealized depreciation on investments	(94,652,772)
Net unrealized appreciation on investments	$60,600,327
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Annual Report - December 31, 2019

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $23,983,260 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2019 is as follows:
	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$719,067
The effect of derivative investments for the year ended December 31, 2019 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(187,218)	Net change in unrealized appreciation on forward foreign currency contracts	$667,888
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2019

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2019.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$719,067	$—	$—	$—	$719,067
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.67% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.72% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder services fees, distribution fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2019, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$106,837	$47,294	$16,725	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with LSV Asset Management and Massachusetts Financial Services Company. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $975,000 for the fiscal year ended December 31, 2019.

Annual Report - December 31, 2019

5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $255,354,018 and $290,852,188, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2019, the Fund had securities on loan valued at $21,190,758 and received collateral as reported on the Statement of Assets and Liabilities of $22,336,810 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2019, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West International Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 21, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $2,757,346 and has derived gross income from sources within foreign countries amounting to $34,289,000.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2019, 4% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 56	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 45	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, the Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,059,880 for fiscal year 2018 and $1,122,930 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2018 and $60,000 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 21, 2020